SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2004

CORNERSTONE BANCORP, INC. /CT

(Exact name of Registrant as Specified in Charter)

Connecticut	0-25465	06-1524044
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 356-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Item 5.	Other Events and Required FD Disclosure.

On June 17, 2004, Cornerstone Bancorp, Inc. (the “Company”) issued a Press Release announcing the declaration of the second quarter 2004 cash dividend.

Exhibit Index		Page
99.1	Press Release dated June 17, 2004	3

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: June 17, 2004	CORNERSTONE BANCORP, INC.

	By	/s/ James P. Jakubek
James P. Jakubek
Executive Vice President

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